Q4 2025 Financial Results | February 11, 2026 Exhibit 99.2

Disclaimer Information contained in this presentation has been obtained from published and non-published sources. Such information has not been independently verified by Hyperliquid Strategies Inc (“HSI,” the “Company,” “we” or “us”), and the Company does not assume responsibility for the accuracy of such information. Without limiting the generality of the foregoing, information in this presentation regarding Hyperliquid and its operations is based on information that has been publicly disseminated by Hyperliquid, and has not been independently verified by HSI. In addition, this presentation provides references to certain third-party websites. These sites and their providers are not controlled by us, and we are not responsible for the contents or the proper operation of any linked sites. The inclusion of any reference does not imply our endorsement or our adoption of the statements therein. Except where otherwise indicated, the information in this presentation is based on matters as they exist as of the date of preparation and not as of any future date, and will not be updated or otherwise revised to reflect information that subsequently becomes available, or circumstances existing or changes occurring after the date hereof. This document is neither an offer to sell nor a solicitation to purchase any of the Company’s securities. The information and metrics included in this presentation , including, but not limited to, data on the Company’s common stock, current HYPE token holdings, HYPE token price, Adjusted Net Asset Value and other reported figures—are provided solely for informational and illustrative purposes. They do not constitute investment, financial, tax, legal, or other professional advice, nor do they represent a recommendation, solicitation, or offer to buy, sell, or hold any securities, including PURR shares or HYPE tokens. Readers should not rely on the information herein when making investment or financial decisions. All investments, particularly in volatile digital assets like HYPE, involve significant risk of loss, including the potential for total loss of principal. There is no assurance of positive returns, preservation of capital, or achievement of any particular outcome over any time period. Historical performance of HYPE tokens, the Company’s stock (PURR), or any related metrics is not indicative of future results. Market trends, token prices, and asset values can fluctuate dramatically due to factors such as volatility, regulatory changes, macroeconomic conditions, technological developments, or shifts in market sentiment. Future performance may differ materially from past results or any implied expectations. Certain metrics, such as Adjusted Net Asset Value, are non-GAAP key performance indicators (KPIs) used internally to support the Company’s Treasury Strategy; they have inherent limitations (e.g., they do not fully account for existing or future liabilities) and should not be viewed as measures of financial performance, valuation, liquidity, or investment suitability. Investors should rely exclusively on the Company’s audited financial statements and comprehensive disclosures in its SEC filings. Investing in the Company or exposure to HYPE tokens carries substantial risks, including extreme price volatility, regulatory uncertainty, liquidity constraints, counterparty risks, and other factors detailed in the Company’s public filings with the U.S. Securities and Exchange Commission (SEC). Viewers are strongly encouraged to carefully review all risk factors, forward-looking statements, and other disclosures in those SEC filings (available at www.sec.gov) before making any investment decisions.

Disclaimer - Continued Non-GAAP Information To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures and non-GAAP ratios to provide supplemental information to investors and other interested person. Management uses these non-GAAP measures and ratios as key metrics in the evaluation of the Company’s performance and the consolidated financial results. The Company believes these non-GAAP measures and ratios are useful to investors in their assessment of the Company’s operating performance. However, these measures and ratios are not prepared in accordance with GAAP nor do they have any standardized meaning under GAAP. In addition, other companies may use similarly titled non-GAAP financial measures and ratios that are calculated differently from the way we calculate such measures and ratios. Accordingly, the Company’s non-GAAP financial measures and ratios may not be comparable to such similarly titled non-GAAP financial measures and ratios used by other companies. The Company cautions investors not to place undue reliance on such non-GAAP measures and ratios, but instead to consider them with the most directly comparable GAAP measures and ratios. Non-GAAP financial measures and ratios have limitations as analytical tools and should not be considered in isolation. They should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. The most directly comparable GAAP financial measures, together with a reconciliation to the non-GAAP measures, if applicable, are included with any non-GAAP financial measures or ratios used in this document.

Forward Looking Statements This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has based these forward-looking statements on its current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about the Company and its business that may cause its actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, statements regarding the Company’s strategy, the Company’s ability to repurchase shares of common stock in the open market through its stock repurchase program, potential use of the Company’s equity line, the price and volatility of HYPE tokens, the macro and political conditions surrounding HYPE tokens and cryptocurrency generally, use of the Company’s cash and cash equivalents, objectives of management for future operations of HSI, the upside potential and opportunity for investors, HSI’s plans for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, technological and market trends, the Company’s future financial condition and performance, and other expectations, intentions, strategies, assumptions or beliefs of the Company about future events, results of operations or performance or that do not solely relate to historical or current facts, as well as all other statements other than statements of historical fact included in this presentation. Factors that might cause or contribute to such a discrepancy include, but are not limited to, changes in business, market, financial, political and regulatory conditions; risks relating to HSI’s operations and business, including the highly volatile nature of the price of HYPE tokens; the risk that HSI’s stock price will be highly correlated to the price of HYPE tokens and the price of HYPE tokens may decrease; risks related to increased competition in the industries in which HSI operates; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding HYPE tokens; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that HSI experiences difficulties managing its growth and expanding operations; challenges in implementing HSI’s business plan including HYPE token-related financial and advisory services, due to operational challenges, significant competition and regulation; and those factors discussed in the final prospectus/proxy statement (File No. 333-290034) filed by HSI with the Securities and Exchange Commission (the “SEC”) on October 27, 2025, and in subsequent filings and reports made by HSI with the SEC from time to time. The Company urges you to consider these factors, risks and uncertainties carefully in evaluating the forward-looking statements contained in this presentation. All written or oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements included in this presentation are made only as of the date on which they are made. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Hyperliquid Strategies Inc: Introduction

Following the successful completion of its business combination, shares of Hyperliquid Strategies Inc started trading on NASDAQ under its new ticker ("PURR") on December 3, 2025

The Premier Digital Asset Treasury Platform Focused on Hyperliquid

- **Public Listing Completed:** through business combination with Sonnet BioTherapeutics Holdings, Inc. on December 2, 2025.
- **Strong Capital Base:** investors contributed 12.5M HYPE tokens and $300M in cash.
- **Active Treasury Strategy:** capital deployment to increase shareholders' per-share exposure to HYPE in most efficient way possible.
- **Public Capital Plans in Place:** programs in place for the sale and repurchase of PURR shares on an ongoing basis

Hyperliquid: the Blockchain to House All Finance

- **Global Financial System Moving On-Chain:** momentum accelerated supported by macro-economic, regulatory and political tailwinds.
- **Hyperliquid Proven Infrastructure:** highly performant blockchain, dominant perps DEX, ~$800M in annual fees, billions of daily volume.
- **Rapid Increase in Addressable Market:** through wider distribution (builder codes) and product innovation (non-crypto perps, x-margin).

5

Treasury Strategy to Create Shareholder Value Provide Access Difficult for retail and sophisticated investors to buy HYPE tokens (restrictions & availability) HSI, as a publicly traded, regulated entity, intends to accumulate HYPE tokens Capital Efficient Access to deep pools of capital, sophisticated financial instruments HSI aims to provide compounding returns individual investors may not be able replicate Yield Generation Not just a ‘buy and hold’ HYPE token strategy HSI will stake substantial portions of its HYPE tokens to provide stable yield (exploring validator options) Market Leader Currently the largest public DAT vehicle for the accumulation of HYPE tokens HSI received initial capital from investors consisting of 12.5M HYPE tokens and $300M in cash Deep Engagement Fostered through substantial HYPE token holdings, an active governance role, and DeFi initiatives HSI is closely aligned with Hyperliquid’s long-term growth and development Hyperliquid Strategies Inc: Premier Digital Asset Treasury Platform HSI is currently the largest HYPE DAT, providing capital efficient and productive access to the HYPE token

Hyperliquid Strategies Inc: Experienced Team and Strategic Partners Distinguished Leadership Eric Rosengren Board Member Former President of the Boston Fed David Schamis is the Founding Partner and CIO of Atlas Merchant Capital Larry Leibowitz Board Member Former Member of Management Committee Tom King Board Member Former Member of Executive Committee Bob Diamond is the Founding Partner and CEO of Atlas Merchant Capital, previously serving as the CEO of Barclays David Schamis Chief Executive Officer Board Member Bob Diamond Chairman Strategic Partners Distinguished Leadership

Hyperliquid Strategies Inc: Executing on Our Strategy Investor Engagement Research coverage initiated. Investor roadshows, conferences, podcasts, media appearances. Capital Management Share buy-back program in place. Share issuance program in place (ELOC). Treasury Strategy Clearly formulated HYPE accumulation treasury framework. Disciplined execution. DeFi Activities Actively staking ~100% of HYPE tokens held. Exploring validator opportunities. Ecosystem Focus on institutional engagement. Exploring partnership opportunities.

Hyperliquid

Global Financial System Moving On-Chain

Supported by strong macro-economic, regulatory and political tailwinds

Superior Infrastructure

Global
No borders

Decentralized
No intermediaries

Transparent
Visible, auditable



Control
"Your keys, your assets"

Access
Open to anyone

Faster, Cheaper
Pennies instead of dollars
Seconds instead of days

Accelerating Adoption

- >700M+ digital asset retail owners.
- Institutions embracing digital assets.
- Digital assets ETFs, DATs.
- Stablecoins adoption.
- Perpetual futures market growth.
- DeFi increasing market share capture.
- RWA tokenization taking off.

Source: a16z, CoinMarketCap

10

Hyperliquid Proven Blockchain Infrastructure

Highly performant blockchain infrastructure, pursuing its vision as the Blockchain to House All Finance cryptodiffer
Biggest DeFi Protocols by Total Fees Generated in 2025
1 JAN 2026
2025 Wrapped
Total Fees Generated, in $
$1.25B
$1.11B
$1.06B
$937M
$909M
$846M
$813M
$809M
$656M
$574M
$389M
$385M
Meteora
Jupiter
Uniswap
pump.fun
Hyperliquid
Lido
Jito
Aave
Raydium
Pancake
Fragment
Ethena

Hyperliquid Highlights 2025

Dominant Perps DEX for FY 2025

- #1 in trading volume.
- #1 in open interest.
- #1 in trading fees.

Highly performant blockchain

- >$3T trading volume across perps and spot markets.
- >$900M in fees, #5 DeFi protocol in fee generation.
- >900k cumulative new users.

Successful product launches

- Builder codes: >$50M in fees during 2025.
- Non-crypto perps: rapid growth (>25% of overall Hyperliquid trading volume in Jan 2026).
- Native stable coin: USDH.

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Hyperliquid Already the Dominant Perp DEX

Hyperliquid consistently ranks as one of the highest daily fee generators across all protocols

Hyperliquid Quarterly Revenue ($M)


Q4 2024
Q12025
Q2 2025
Q3 2025
Q4 2025

Rapid Scaling & Adoption

#1
Perps DEX Volume

#1
Perps DEX Open Interest

>$800M
2025
Revenue

>$3T
All-time Perps Volume

>150K
Weekly Active Addresses

First on-chain perps DEX to compete efficiently with centralized exchanges, combining a fully-transparent order book, high speed execution (>200K TPS), and low fees with a strong, community-focused user experience

Note: Hyperliquid volume, open interest and revenue figures are for the full year 2025. Weekly Active Addresses as of February 2026.
Source: Artemis, CoinMarketCap, DeFiLlama, Token Terminal.

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Hyperliquid Rapid Increase in Addressable Market

The Hyperliquid Blockchain is a highly scalable, fully on-chain, permissionless financial system

Proven Growth Engines		Emerging Growth Engines	
Distribution	**Non-Crypto Perps**	**Portfolio Margin**	**Prediction Markets**
Expanding distribution through external platforms, which earn fees at minimal cost by leveraging Hyperliquid as their execution back-end, delivering a unique and simple plug-and-play experience.	External builders create and operate new perp markets for any asset using the Hyperliquid infrastructure, bringing a wide range of new real-world assets on chain with immediate and significant liquidity.	Native protocol (being implemented) that will allow users to supply assets for yield, borrow against holdings and share collateral across positions, maximizing capital efficiency and unifying liquidity.	Native protocol (being developed) that will introduce outcome-based markets for events, bringing prediction markets and options on-chain in a collateralized, non-leveraged way without liquidation risk.
"Builder Codes"	*"HIP-3"*	*"BLP"*	*"HIP-4"*

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“TradFi” Increasing Awareness and Recognition of Hyperliquid

Hyperliquid: Attractive Native Utility Token – HYPE

Versatile, but difficult to access, foundational token that powers the decentralized Hyperliquid ecosystem

Market Statistics

#12
Rank By Market Cap

~$15B
Outstanding Token Value

1.0B
Initial Token Supply

~469M
Outstanding Token Supply

~231M
Circulating Token Supply

Deflationary Buy-Backs

- Currently, ~99% of Hyperliquid revenues are used to buy back HYPE and DeFi
- ~40M HYPE tokens have been bought back to date
- Hyperliquid is the leading protocol for buy-backs by far



Protocol Buy-Backs ($M)
(January 1 – October 5, 2025)
$645
HYPE
$150
ZRO
$138
PUMP
$100
RAY
$79
SKY
$58
JUP
$41
ENA
$28
RLB
$27
BONK
$24
AAVE
$21
GMX
$19
MOVE

Source: Artemis, Blockworks, CoinMarketCap, Dune Analytics as of 11/09/2025. HYPE token price as of February 3, 2025.
Market Cap based on estimated outstanding supply of HYPE tokens. See Appendix for definitions of outstanding tokens and circulating tokens.

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Treasury Strategy

Treasury Strategy: Framework Subject to various factors including: Working capital balance and requirements. General market conditions. Liquidity, volatility and trading volumes. Specific factors (announcements, black-out periods, and other factors). General Condition Treasury Action Buy PURR Buy HYPE Sell PURR Sell HYPE mNAV < Target Ratio Fundamental Value > Current Price mNAV > Target Ratio Fundamental Value < Current Price Note: mNAV is defined as market capitalization as a multiple of net asset value (stockholders’ equity).

Treasury Strategy Update $140M in Capital Deployed $10M in share buy-backs. Avg price of $3.42 per PURR share. >3.0M PURR shares repurchased. Adjusted fully diluted share count of 150M. $130M in token purchases. Avg price of $25.94 per HYPE tokens. 5M HYPE tokens purchased. Adjusted HYPE tokens held of 17.5M. ~$124M in Capital Remaining Capital available for treasury strategy deployment. Excluding working capital reserve held for operating purposes. ELOC facility in place for additional share issuances. As of February 3, 2025

Q4 2025 Financial Performance

Q4 2025 Financial Performance: Summary Performance Statement Staking revenue: staking rewards on (100% of) HYPE tokens staked. Unrealized Loss: loss on HYPE tokens held from transaction completion (December 2, 2025) up to period-end (December 31, 2025). Loss on HYPE Commitment: loss related to the decline in HYPE tokens value from initial commitment (July 2025) up to transaction completion (December 2, 2025). IPR&D Write Off: 100% write-off of “excess purchase price” created in asset acquisition of legacy business. Deferred Tax Expense: net increase in Deferred Tax Liability for the period. (a) This item is a non-GAAP measure. Please refer to “Non-GAAP Information” on slide 3 for further information.

Q4 2025 Financial Performance: Summary Balance Sheet Cash: balance post deployment of treasury strategy for the period. HYPE Tokens: 12.9M tokens held at $25.48 per HYPE token. Zero debt. Deferred Tax Liability: based on $25.48 per HYPE token.

Adjusted Net Asset Value (February 3, 2026) To be disclosed and updated on an ongoing basis on our website (hypestrat.xyz). Two calculations of Adjusted Net Assets (yielding the same result), based on: Adjustments to the latest reported stockholders’ equity (Net Asset Value) (table on the left). Key components making up Adjusted Net Asset Value (table on the right). Note: Please read to disclaimer on page 2 carefully before relying on any of the information presented here.

Appendix Additional Financial Information

Q4 2025 Financial Performance: HYPE Tokens Held

Q4 2025 Financial Performance: Fully Diluted Shares

Q4 2025 Financial Performance: Warrant Summary

Appendix Additional Information on Hyperliquid

Hyperliquid: Blockchain and Decentralized Exchange Decentralized, permissionless, and community-driven high performance blockchain built to house all of finance Performant L1 blockchain Custom built and optimized from first principles Decentralized, fully on-chain performant financial system Vertically integrates consensus, execution, and smart contracts unified under one validator set Highly scalable, reliable execution that is fast, liquid, and transparent Seamless Interoperability HyperCore (special purpose) and HyperEVM (general purpose) exist as a shared state, secured by HyperBFT Seamless interoperability allows for boundless innovation catering to a wide range of use cases Decentralized Exchange Built on the Hyperliquid Blockchain Decentralized Trading Fully on-chain orderbook with sub-second execution and deep liquidity Combining speed of execution with on-chain transparency Accessible through Various User Interfaces and Front-Ends Including the Hyperliquid user interface (app.hyperliquid.xyz) User interfaces have no involvement in the execution of transactions Non-Custodial Wallet Access Unique custom-built interdependent blockchain architecture HyperBFT Consensus algorithm Decentralized validators produce blocks proportionally to staked HYPE (proof of stake) Provides the consistency and sub-second transaction finality needed for seamless and rapid trading HyperCore Execution layer The fundamental building blocks and core functionalities (primitives) designed from the ground up Houses the fully transparent on-chain order book and liquidity engine HyperEVM Smart contract layer Allows developers to build more complex applications to interact with the building blocks on HyperCore Turns the Hyperliquid Blockchain into a general purpose and programmable DeFi platform

HYPE: The Hyperliquid Blockchain’s Native Token A versatile foundational asset that powers the decentralized Hyperliquid ecosystem Liquidity Provision HYPE tokens can be deposited into the Hyperliquid Liquidity Provider vault, earning holders a share of trading fees and aligning their interests with network liquidity Fees The HYPE token is used to pay for transactions and advanced operations on the Hyperliquid Blockchain, with deflationary burn provisions in-place Staking Rewards Holders can stake HYPE to earn rewards and secure the Hyperliquid Blockchain, aligning their interests with the platform’s stability, security, and growth Governance Holders participate in decentralized governance, by voting on protocol upgrades, feature enhancements, and other platform decisions

HYPE: Tokenomics HYPE Token Initial Allocation Source: Artemis Analytics, Galaxy Research Maximum supply of ~1 billion HYPE tokens The HYPE token is the native gas token for HyperEVM, with base fees and priority fees being burned for every transaction As of December 2025, transaction fees have burned ~0.09% of HYPE’s total supply Currently, 99% of fees generated by the protocol are allocated to the Assistance Fund, which automatically purchases HYPE tokens from the open market The HYPE tokens acquired by the Assistance Fund are burnt and permanently removed from circulation The fixed total supply and the protocol’s burning mechanisms are generally expected to result in a decline in the supply of HYPE tokens over time, contributing to a deflationary trend Tokenomics

HYPE: Summary of Token Supply Value based on HYPE token price as of February 3, 2026 of $32.89.

HIP-3: Universal Access to Huge Global Markets

Any real-world asset can be turned into a permissionless Perp market

STOCK XXXX					
Equities	Forex	Commodities	Stock Indices	Pre-IPO	Prediction Markets
$500B - $600B in daily trading volume (underlying)	~$9.6T daily trading volume (derivatives)	$1.5T - $2.0T notional equivalent per day	$900B - $1T daily trading volume	Improved liquidity, speed & ease of access	$9.3B monthly betting volume

Source: Bank for International Settlements, CME Group, Fortune, ICE, World Federation of Exchanges, Dune Analytics

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Today, Hyperliquid users can trade crypto, equity, commodities and broad indices with deep liquidity at low cost Top Perpetual Futures Trading under HIP-3 * 100+ non-crypto perps launched to date 24/7 self-custodied, globally accessible, and low-cost trading Any RWA can be turned into a permissionless perp market Hyperliquid: The Blockchain to House All Finance * As of February 2, 2026 Source: Hyperliquid

Builder Codes: Already Achieving Substantial Success

Tens of millions of trading fees generated, attracting new users to Hyperliquid

Well known platforms with large user bases are already generating tens of millions of quarterly revenue for Hyperliquid

- Allows for a permissionless way to connect “front-end” applications to Hyperliquid’s “back-end” and earn fees from the traffic generated
- Enables trading platforms, on-ramps and social apps, to leverage the Hyperliquid Blockchain as their execution back-end
- Offers a transparent, open, and permissionless integration process without having to seek approval from a centralized party phantom

~15M

monthly active users


Phantom @phantom · Nov 9
4 months later: Phantom has crossed $20B in perps volume
HYPERLIQUID
$20B
trading volume on perps
273
166
1.1K
74K

METAMASK

~30M

monthly active users


MetaMask.eth @MetaMask · Oct 16
With Perps on MetaMask Mobile, you can trade up to 40x leverage.
Powered by @HyperliquidX.
Leverage
2x
0:09
149
135
983
70K

Source: CoinLaw, Consensys, X

34